UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

GENERAL MOTORS COMPANY

(Name of the Registrant as Specified in its Charter)

APPALOOSA MANAGEMENT L.P.

APPALOOSA INVESTMENT LIMITED PARTNERSHIP I

PALOMINO FUND LTD.

THOROUGHBRED FUND L.P.

THOROUGHBRED MASTER LTD.

APPALOOSA PARTNERS INC.

DAVID A. TEPPER

MAEVA CAPITAL PARTNERS LLC

HARRY J. WILSON

HAYMAN CAPITAL MASTER FUND, L.P.

HAYMAN DIALOGO LLC

HAYMAN CAPITAL MANAGEMENT, L.P.

HAYMAN INVESTMENTS, L.L.C.

J. KYLE BASS

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

HG VORA CAPITAL MANAGEMENT, LLC

PARAG VORA

TACONIC MASTER FUND 1.5 L.P.

TACONIC OPPORTUNITY MASTER FUND L.P.

TACONIC CAPITAL PARTNERS LLC

TACONIC ASSOCIATES LLC

TACONIC CAPITAL ADVISORS L.P.

TACONIC CAPITAL ADVISORS UK LLP

TACONIC CAPITAL ADVISORS (HONG KONG) LIMITED

FRANK P. BROSENS

TACONIC OVERDRIVE FUND L.P.

ENTRUST PARTNERS LLC

ENTRUST PARTNERS OFFSHORE LP

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Participant Information

In connection with their intended proxy solicitation, the Participants (as defined below) intend to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to solicit stockholders of General Motors Company (the “Company”). The Participants will furnish the definitive proxy statement to the stockholders of the Company, together with a WHITE proxy card. THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the following persons are anticipated to be, or may be deemed to be, participants in any such proxy solicitation (the “Participants”): MAEVA Capital Partners LLC (“MAEVA CP”); Harry J. Wilson; Appaloosa Investment Limited Partnership I; Palomino Fund Ltd.; Thoroughbred Fund L.P.; Thoroughbred Master Ltd.; Appaloosa Management L.P.; Appaloosa Partners Inc.; David A. Tepper; Hayman Capital Master Fund, L.P.; Hayman Dialogo LLC; Hayman Capital Management, L.P.; Hayman Investments, L.L.C.; J. Kyle Bass; HG Vora Special Opportunities Master Fund, Ltd.; HG Vora Capital Management, LLC; Parag Vora; Taconic Master Fund 1.5 L.P.; Taconic Opportunity Master Fund L.P.; Taconic Capital Partners LLC; Taconic Associates LLC; Taconic Capital Advisors L.P.; Taconic Capital Advisors UK LLP; Taconic Capital Advisors (Hong Kong) Limited; Frank P. Brosens; Taconic Overdrive Fund L.P.; EnTrust Partners LLC and EnTrust Partners Offshore LP. Certain of these persons hold direct or indirect interests in or relating to the Company as of February 9, 2015 as set forth in Exhibit 1 attached hereto and incorporated herein by reference. MAEVA CP has entered into binding agreements dated February 9, 2015 (the “Agreements”) with each of the following (the “Investors”): Appaloosa Management L.P.; Hayman Capital Management, L.P.; HG Vora Capital Management, LLC; and Taconic Capital Advisors L.P. Pursuant to the Agreements, the principal of MAEVA CP, Harry J. Wilson, nominated himself for representation on the Board of Directors (the “Board”) of the Company. Pursuant to the Agreements, (i) the Investors will pay to MAEVA CP a management fee equal to 0.25% per annum on certain shares of Company common stock and/or derivative instruments related to Company common stock (the “Company Securities”) held by each Investor, subject to certain conditions; (ii) the Investors will also pay to MAEVA CP an incentive fee relating to such Company Securities ranging from 2.0% to 4.0% based on the price appreciation of such Company Securities, subject to certain conditions; (iii) the Investors have agreed to reimburse MAEVA CP for certain reasonable out-of-pocket expenses incurred by MAEVA CP in connection with Mr. Wilson seeking Board representation and the preparation, negotiation and execution of the Agreements; and (iv) MAEVA CP and each Investor have agreed to indemnify one another with respect to the completeness and accuracy of the information concerning it that is provided by it for the purposes of inclusion in the nomination letter and certain filings.

***

Press Release

APPALOOSA STATEMENT REGARDING GENERAL MOTORS

Short Hills, New Jersey – February 10, 2015 – Appaloosa Management L.P. today issued the following statement:

“Appaloosa supports the shareholder proposals from Harry Wilson as the Company’s best means of enhancing shareholder value and addressing an excess accumulation of unproductive cash on its balance sheet. We have in the recent past discussed a number of critical issues with GM’s management team, including the need for greater discipline and efficiency in allocating the shareholders’ capital. In addition, we highlighted the lack of transparency in GM’s executive compensation program and questioned whether it properly incents effective capital deployment. Finally, we pointed out the need for greater shareholder-oriented representation on its Board of Directors.

“We believe that Harry Wilson will be a highly effective advocate for shareholders on the Company’s Board of Directors. We invite and encourage GM to address these issues productively and refrain from acrimony.”

# # #

Important Information

In connection with its solicitation of proxies for the 2015 annual meeting of General Motors Company, the Participants (as defined below) intend to file a proxy statement with the Securities and Exchange Commission (“SEC”). The Participants will furnish the definitive proxy statement to General Motors’ stockholders, together with a WHITE proxy card. GENERAL MOTORS’ STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

The following persons are participants in the solicitation of General Motors’ stockholders (the “Participants”): MAEVA Capital Partners LLC; Harry J. Wilson; Appaloosa Investment Limited Partnership I; Palomino Fund Ltd.; Thoroughbred Fund L.P.; Thoroughbred Master Ltd.; Appaloosa Management L.P.; Appaloosa Partners Inc.; David A. Tepper; Hayman Capital Master Fund; Hayman Dialogo LLC; Hayman Capital Management, L.P.; Hayman Investments, L.L.C.; J. Kyle Bass; HG Vora Special Opportunities Master Fund, Ltd.; HG Vora Capital Management, LLC; Parag Vora; Taconic Master Fund 1.5 L.P.; Taconic Opportunity Master Fund L.P.; Taconic Capital Partners LLC; Taconic Associates LLC; Taconic Capital Advisors L.P.; Taconic Capital Advisors UK LLP; Taconic Capital Advisors (Hong Kong) Limited; Frank

P. Brosens; Taconic Overdrive Fund L.P.; EnTrust Partners LLC and EnTrust Partners Offshore LP. Information regarding the Participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, will be available in the solicitation materials filed with the SEC under cover of Schedule 14A on or about February 10, 2015 and will be available at no charge on the SEC’s website at http://www.sec.gov.

Appaloosa Management L.P.

Susan Donovan, 973-701-7000

***

Exhibit 1

SECURITIES OF GENERAL MOTORS COMPANY

The following sets forth the names, business addresses, and the number of shares of shares of common stock, par value $0.01 per share (the “Common Stock”), of General Motors Company (the “Company”) beneficially owned by the below parties, as of February 9, 2015.

Name(1)	Business Address	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of Common Stock of the Company(2)
Harry J. Wilson(3)	7 Renaissance Square, 3rd Floor, White Plains, NY 10601	31,246,089.9049	1.9%
MAEVA Capital Partners LLC (“MAEVA CP”)(4)	7 Renaissance Square, 3rd Floor, White Plains, NY 10601	31,216,021	1.9%
Taconic Master Fund 1.5 L.P. (“TMF 1.5”)(5)	450 Park Avenue, 9th Floor, New York, NY 10022	61,621	<0.1%
Taconic Opportunity Master Fund L.P. (“TOMF”)(6)	450 Park Avenue, 9th Floor, New York, NY 10022	7,652,045	0.5%
Taconic Capital Partners LLC(7)	450 Park Avenue, 9th Floor, New York, NY 10022	61,621	<0.1%
Taconic Associates LLC(8)	450 Park Avenue, 9th Floor, New York, NY 10022	7,652,045	0.5%
Taconic Capital Advisors L.P. (“TCA”)(9)	450 Park Avenue, 9th Floor, New York, NY 10022	7,713,666	0.5%
Taconic Capital Advisors UK LLP(10)	455 Grosvenor Street London W1K 3HY United Kingdom	7,713,666	0.5%
Taconic Capital Advisors (Hong Kong) Limited(11)	Room 1801, 18th Floor LHT Tower No. 31 Queen’s Road Central Hong Kong, China	7,713,666	0.5%
Frank P. Brosens(12)	450 Park Avenue, 9th Floor, New York, NY 10022	7,713,666	0.5%
Appaloosa Investment Limited Partnership I (“AILP”)(13)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	5,009,196	0.3%

Palomino Fund Ltd. (“PFL”)(14)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	6,817,577	0.4%
Thoroughbred Fund L.P. (“TFLP”)(15)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	1,385,063	<0.1%
Thoroughbred Master Ltd. (“TML”)(16)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	1,408,810	<0.1%
Appaloosa Management L.P. (“AMLP”)(17)	51 John F. Kennedy Parkway, Short Hills, NJ 07078	14,620,646	0.9%
Appaloosa Partners Inc.(18)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	14,620,646	0.9%
David A. Tepper(19)	c/o Appaloosa Management L.P., 51 John F. Kennedy Parkway, Short Hills, NJ 07078	14,620,646	0.9%
Hayman Capital Management, L.P. (“HCM”)(20)	2101 Cedar Springs Road, Suite 1400, Dallas, TX 75201	4,881,709	0.3%
Hayman Capital Master Fund, L.P. (“HCMF”)(21)	c/o Hayman Capital Management, L.P. 2101 Cedar Springs Road, Suite 1400, Dallas, TX 75201	4,755,742	0.3%
Hayman Dialogo LLC (“HDL”)	c/o Hayman Capital Management, L.P. 2101 Cedar Springs Road, Suite 1400, Dallas, TX 75201	125,967	<0.1%
Hayman Investments, L.L.C.(22)	2101 Cedar Springs Road, Suite 1400, Dallas, TX 75201	4,881,709	0.3%
J. Kyle Bass(23)	2101 Cedar Springs Road, Suite 1400, Dallas, TX 75201	4,881,709	0.3%
HG Vora Special Opportunities Master Fund, Ltd. (“HGVMF”)(24)	330 Madison Avenue, 23rd Floor, New York, NY 10017	4,000,000	0.2%

HG Vora Capital Management, LLC (“HGVCM”)(25)	330 Madison Avenue, 23rd Floor, New York, NY 10017	4,000,000	0.2%
Parag Vora(26)	330 Madison Avenue, 23rd Floor, New York, NY 10017	4,000,000	0.2%
Taconic Overdrive Fund L.P.	c/o Taconic Capital Advisors L.P.; 450 Park Avenue, 9th Floor, New York, NY 10022	0	0
EnTrust Partners LLC	375 Park Avenue, 24th Floor New York, NY 10152	0	0
EnTrust Partners Offshore LP	375 Park Avenue, 24th Floor New York, NY 10152	0	0

(1)	Harry J. Wilson is the record holder of 100 of the shares of Common Stock of the Company directly beneficially owned by Harry J. Wilson. TOMF is the record holder of 10,000 of the shares of Common Stock of the Company directly beneficially owned by TOMF. Other shares of Common Stock directly beneficially owned by Harry J. Wilson are held in a Charles Schwab account, and to the Participants’ knowledge, Cede & Co. is the record holder of all other shares of Common Stock of the Company listed herein.
(2)	All percentages are based on the 1,610,365,961 shares of Common Stock of the Company outstanding as of January 28, 2015, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(3)	Includes 30,068.9049 shares of Common Stock of the Company beneficially owned by Harry J. Wilson. As the Managing Member of MAEVA CP, Harry J. Wilson may be deemed to beneficially own any shares of Common Stock beneficially owned by MAEVA CP.
(4)	Includes (i) 61,621 shares of Common Stock of the Company beneficially owned by TMF 1.5; (ii) 7,652,045 shares of Common Stock of the Company beneficially owned by TOMF; (iii) 5,009,196 shares of Common Stock of the Company beneficially owned by AILP; (iv) 6,817,577 shares of Common Stock of the Company beneficially owned by PFL; (v) 1,385,063 shares of Common Stock of the Company beneficially owned by TFLP; (vi) 1,408,810 shares of Common Stock of the Company beneficially owned by TML; (vii) 4,000,000 shares of Common Stock of the Company beneficially owned by HGVMF; (viii) 125,967 shares of Common Stock of the Company beneficially owned by HDL; and (ix) 4,755,742 shares of Common Stock of the Company beneficially owned by HCMF. Based on the terms of an agreement entered into between MAEVA CP and TCA dated as of February 9, 2015, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by TOMF and TMF 1.5. Based on the terms of an agreement entered into between MAEVA CP and AMLP dated as of February 9, 2015, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML. Based on the terms of an agreement entered into between MAEVA CP and HGVCM dated as of February 9, 2015, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF. Based on the terms of an agreement entered into between MAEVA CP and HCM dated as of February 9, 2015, MAEVA CP may be deemed to beneficially own any shares of Common Stock of the Company held by HCMF.
(5)	Includes 59,888 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests (as defined in the Company’s Bylaws) held by TMF 1.5 (as more fully described below).

(6)	Includes 1,339,324 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TOMF (as more fully described below).
(7)	As general partner of TMF 1.5, Taconic Capital Partners LLC may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5.
(8)	As general partner of TOMF, Taconic Associates LLC may be deemed to beneficially own any shares of Common Stock of the Company held by TOMF.
(9)	As investment manager to TMF 1.5 and TOMF, TCA may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF.
(10)	As subadvisor to TMF 1.5 and TOMF, Taconic Capital Advisors UK LLP may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF.
(11)	As subadvisor to TMF 1.5 and TOMF, Taconic Capital Advisors (Hong Kong) Limited may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF.
(12)	As principal of TCA, Frank P. Brosens may be deemed to beneficially own any shares of Common Stock of the Company held by TMF 1.5 or TOMF.
(13)	Includes 96,734 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by AILP (as more fully described below).
(14)	Includes 141,396 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by PFL (as more fully described below).
(15)	Includes 69,408 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TFLP (as more fully described below).
(16)	Includes 72,484 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by TML (as more fully described below).
(17)	As investment advisor to AILP, PFL, TFLP and TML and general partner of AILP and TFLP, AMLP may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML.
(18)	As general partner of AMLP, Appaloosa Partners Inc. may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML.
(19)	As the sole stockholder and President of Appaloosa Partners Inc., David A. Tepper may be deemed to beneficially own any shares of Common Stock of the Company held by AILP, PFL, TFLP and TML.
(20)	As the investment advisor to HCMF and the investment advisor and managing member of HDL, HCM may be deemed to beneficially own any shares of Common Stock of the Company held by HCMF and HDL.
(21)	Includes 4,755,742 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by HCMF (as more fully described below).
(22)	As the general partner of HCM, Hayman Investments, L.L.C. may be deemed to beneficially own any shares of Common Stock of the Company held by HCMF and HDL.

(23)	As the managing member of Hayman Investments, L.L.C., J. Kyle Bass may be deemed to beneficially own any shares of the Company held by Hayman Investments, L.L.C. Mr. Bass disclaims beneficial ownership of the securities held by HCMF, HDL or other trading accounts directly or indirectly managed by them, except to the extent of their pecuniary interest therein.
(24)	Includes 4,000,000 shares of Common Stock of the Company which underlie or are issuable upon the exercise of Derivative Interests held by HGVMF (as more fully described below).
(25)	As investment advisor to HGVMF, HGVCM may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF.
(26)	As the managing member of HGVCM, Parag Vora may be deemed to beneficially own any shares of Common Stock of the Company held by HGVMF.

DERIVATIVE INTERESTS IN SECURITIES OF GENERAL MOTORS COMPANY

The following tables set forth information with respect to derivative interests respecting shares of Common Stock of the Company, as of February 9, 2015.

Name	Type of Derivative Instrument(1)	Underlying Number of Shares of Common Stock of the Company	Material Economic Terms	Counterparty
Taconic Master Fund 1.5 L.P.	2016 Warrant	1,575	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company
Taconic Opportunity Master Fund L.P.	2016 Warrant	11,564	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company
Taconic Master Fund 1.5 L.P.	2019 Warrant	58,313	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
Taconic Opportunity Master Fund L.P.	2019 Warrant	727,760	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
Taconic Opportunity Master Fund L.P.	Total Return Swap	200,000	Reference Price: $32.69	Goldman Sachs International
Taconic Opportunity Master Fund L.P.	Total Return Swap	25,000	Reference Price: $31.99	Goldman Sachs International

Taconic Opportunity Master Fund L.P.	Total Return Swap	25,000	Reference Price: $32.32	Goldman Sachs International
Taconic Opportunity Master Fund L.P.	Total Return Swap	50,000	Reference Price: $31.63	Citibank N.A.
Taconic Opportunity Master Fund L.P.	Total Return Swap	100,000	Reference Price: $31.20	Citibank N.A.
Taconic Opportunity Master Fund L.P.	Total Return Swap	200,000	Reference Price: $30.70	Citibank N.A.
Hayman Capital Master Fund, L.P.	Total Return Swap	1,667,242	Reference Price: $30.37	Citibank N.A.
Hayman Capital Master Fund, L.P.	Total Return Swap	1,900,000	Reference Price: $31.27	JP Morgan Chase Bank
Hayman Capital Master Fund, L.P.	Total Return Swap	722,500	Reference Price: $30.85	JP Morgan Chase Bank
Hayman Capital Master Fund, L.P.	Total Return Swap	466,000	Reference Price: $31.47	JP Morgan Chase Bank
Appaloosa Investment Limited Partnership I	2016 Warrant	48,367	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company
Palomino Fund Ltd.	2016 Warrant	70,698	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company

Thoroughbred Fund L.P.	2016 Warrant	34,704	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company
Thoroughbred Master Ltd.	2016 Warrant	36,242	Expires July 10, 2016; exercise price of $10.00 per share of Common Stock	Issued by the Company
Appaloosa Investment Limited Partnership I	2019 Warrant	48,367	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
Palomino Fund Ltd.	2019 Warrant	70,698	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
Thoroughbred Fund L.P.	2019 Warrant	34,704	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
Thoroughbred Master Ltd.	2019 Warrant	36,242	Expires July 10, 2019; exercise price of $18.33 per share of Common Stock	Issued by the Company
HG Vora Special Opportunities Master Fund, Ltd.	Option	1,250,000	Expires March 20, 2015; strike price of $37.00 per share of Common Stock	Exchange-traded
HG Vora Special Opportunities Master Fund, Ltd.	Option	1,500,000	Expires March 20, 2015; strike price of $38.00 per share of Common Stock	Exchange-traded
HG Vora Special Opportunities Master Fund, Ltd.	Option	550,000	Expires January 15, 2016; strike price $40.00 per share of Common Stock	Exchange-traded
HG Vora Special Opportunities Master Fund, Ltd.	Option	300,000	Expires January 15, 2016; strike price of $42.00 per share of Common Stock	Exchange-traded
HG Vora Special Opportunities Master Fund, Ltd.	Option	400,000	Expires January 20, 2017; strike price of $40.00 per share of Common Stock	Exchange-traded

(1)	With respect to each listed total return swap, (i) TOMF and HCMF will receive an amount equal to any appreciation (including dividends and capital gains) in the underlying shares of Common Stock of the Company above the Reference Price and the counterparty will receive an amount equal to a fixed amount plus any depreciation in the underlying shares of Common Stock of the Company below the Reference Price and (ii) there is no stated expiration date, although as a matter of course, the counterparty typically inquires whether TOMF and HCMF would like to continue the total return swap after every 12-month period.